UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2014

Lehigh Gas Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2014, Lehigh Gas Partners LP (the “Partnership”) issued a press release announcing the results of operations for the Partnership for the quarter ended June 30, 2014. The press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 7.01	REGULATION FD

On August 6, 2014, the Partnership and CST Brands, Inc. (NYSE: CST) (“CST Brands”) issued a joint press release announcing the sale of the Partnership’s general partner, Lehigh Gas GP LLC (the “General Partner”), to CST GP, LLC, a wholly owned subsidiary of CST Brands, from Lehigh Gas Corporation (“LGC”), an entity wholly owned by a trust for which Joseph V. Topper, Jr., the Chairman and CEO of the General Partner, is the trustee. The press release, attached hereto as Exhibit 99.2 and incorporated by reference herein, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 8.01	OTHER EVENTS

On August 6, 2014, LGC, an entity wholly owned by a trust for which Joseph V. Topper, Jr., the Chairman and CEO of the General Partner, is the trustee and trusts for which each of Mr. Topper and John B. Reilly, III, who is a director of the General Partner, serve as trustees and CST Brands entered into agreements pursuant to which CST Brands agreed to purchase 100% of the membership interests of the General Partner and all of the incentive distributions rights of the Partnership (the “General Partner Acquisition”). CST Brands is one of the largest independent retailers of motor fuels and convenience merchandise in North America.

The consummation of the General Partner Acquisition is subject to the satisfaction or waiver of certain conditions, including, among others, (i) written consent and/or waivers of default from the lenders party to, or an amendment of, the Third Amended and Restated Credit Agreement dated as of March 4, 2014 (as amended), by and among the Partnership and certain of its subsidiaries and the lenders and other parties thereto, (ii) each director of the board of directors of the General Partner (other than Mr. Topper who will remain a director and will become a member of the Board of Directors of CST Brands) delivering executed resignations, (iii) the amendment and restatement of the Omnibus Agreement dated October 30, 2012, by and among the Partnership, the General Partner, LGC, Lehigh Gas-Ohio, LLC (“LGO”) and Mr. Topper pursuant to which an affiliate of CST Brands will provide management services to the Partnership and General Partners, (iv) execution of an employment agreement by and between an affiliate of CST Brands and Mr. Topper pursuant to which Mr. Topper will be appointed as the Chief Executive Officer and President of the General Partner for not less than one (1) year, (v) execution of a voting agreement which will require Mr. Topper to vote his common and subordinated units of the Partnership in accordance with the recommendation of the board of directors of the General Partner, and (vi) other customary closing conditions. Through the date of closing, the Partnership is restricted from taking certain material actions outside the ordinary course of business without the consent of CST Brands. The General Partner Acquisition is expected to close early in the fourth quarter of 2014. Each of the parties to the transaction has the right to terminate the purchase agreements if the transaction is not consummated by November 1, 2014.

Contemporaneously with and subject to the closing of the General Partner Acquisition, the Partnership, LGC and LGO will enter into a series of transactions pursuant to which LGC will acquire the wholesale fuel supply for 78 locations in Pennsylvania and New York currently supplied by the Partnership and the fuel supply by the Partnership to such sites will be terminated for an aggregate purchase price and on terms to be approved by the conflicts committee of the board of directors of the General Partner. In addition, subleases for 12 of the sites, which are currently leased to the Partnership, will be assigned to LGC or its affiliates.

The General Partner manages the operations and activities of the Partnership. The Partnership is managed and operated by the board of directors and executive officers of the General Partner. Upon the consummation of the General Partner Acquisition, CST Brands will control the General Partner and will have the right to appoint all members of the board of directors of the General Partner.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which may include, but are not limited to, statements regarding the Partnership’s plans, objectives, expectations and intentions and other statements that are not historical facts, including statements identified by words such as “outlook,” “intends,” “plans,” “estimates,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “anticipates,” “foresees,” or the negative version of these words or other comparable expressions. Statements addressing operating performance, events, or developments that the Partnership expects or anticipates will occur in the future, including statements relating to revenue growth and earnings or earnings per unit growth, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements. The forward-looking statements are based upon the Partnership’s current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Partnership’s control.

Among other risks and uncertainties, there can be no guarantee that the proposed General Partner Acquisition will be completed, or if it is completed, the time frame in which it will be completed. The proposed transaction is subject to the satisfaction of certain conditions contained in the purchase agreements. Pursuing the proposed General Partner Acquisition could disrupt certain of the Partnership’s current plans, operations, business, and employee relationships.

The forward-looking statements made herein are made as of the date hereof. The Partnership does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. The forward-looking statements made herein are made only as of the date of this report. The Partnership undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Although the Partnership does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Partnership cannot guarantee their accuracy. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the factors discussed in this report and those described in the “Risk Factors” section of the Partnership’s Form 10-K filed on March 10, 2014 with the Securities and Exchange Commission as well as in the Partnership’s other filings with the Securities and Exchange Commission. No undue reliance should be placed on any forward-looking statements.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit have been filed or furnished with this report:

Exhibit No.	Description

99.1	Press Release dated August 6, 2014, regarding the Partnership’s earnings.

99.2	Joint Press Release dated August 6, 2014, regarding the sale of the Partnership’s general partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP

	By:	Lehigh Gas GP LLC
its general partner

Dated: August 6, 2014	By:	/s/ Mark L. Miller
	Name:	Mark L. Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 6, 2014, regarding the Partnership’s earnings.

99.2	Joint Press Release dated August 6, 2014, regarding the sale of the Partnership’s general partner.